CERTIFICATE FOR NOT MORE THAN 100,000 SHARES

YR 29078

NUMBER

INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT



COMMON STOCK

$.01 PAR VALUE

CUSIP 373730 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

CERTIFICATE FOR NOT MORE THAN 100,000 SHARES

SHARES

Gerber Scientific, Inc.

This Certifies that

COPY

is the owner of

FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Gerber Scientific, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

CERTIFICATE OF STOCK

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

GERBER SCIENTIFIC, INC. SEAL CONNECTICUT

Dated

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES, LLC
TRANSFER AGENT AND REGISTRAR,

BY

AUTHORIZED SIGNATURE.

PRESIDENT

SECRETARY

American Bank Note Company

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors

Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

____

____

______________________________________ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ______________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

COPY